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                                                                    Exhibit 10.4

                                   ASSUMPTION AND
                               SUBSTITUTION AGREEMENT

            ASSUMPTION AND SUBSTITUTION AGREEMENT, dated as of September 28, 1998, made by NEW PLAN EXCEL REALTY TRUST, INC. (the "Company"), NEW PLAN REALTY TRUST ("New Plan"), THE BANK OF NEW YORK ("BNY"), as Agent under the hereinafter defined Credit Agreement and the Lenders under the Credit Agreement (defined terms used herein which are not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement).

                                     RECITALS:

      A. BNY, as Agent, New Plan, as the Borrower and certain financial institutions entered into that certain Credit Agreement, dated as of November 21, 1997 (as amended, the "Credit Agreement").

      B. New Plan entered into that certain Agreement and Plan of Merger among New Plan, Excel Realty Trust, Inc. ("Excel"), and ERT Merger Sub, Inc. ("Merger Sub"), dated May 14, 1998, as amended by that certain Amendment to Agreement and Plan of Merger, dated as of August 7, 1998, among the Borrower, Excel and the Merger Sub (collectively, the "Merger Agreement").

      C. The Effective Time under and as defined in the Merger Agreement (the "Effective Time") has occurred in accordance with the Merger Agreement and the Joint Proxy Statement/Prospectus of New Plan and Excel dated August 12, 1998 (the "Proxy Statement").

      D. New Plan and the Company have requested that the Company be substituted for New Plan as the Borrower under the Credit Agreement, and that the Company assume all of the obligations of New Plan under the Credit Agreement from and after the Effective Time.

      E. The Agent and the Lenders are agreeable to such request.

      NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, represents, warrants and agrees as follows:

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      1. Representations. The Company hereby represents that as of the date hereof: (i) shares of beneficial interest of New Plan have been converted into the right to receive common shares of the stock of the Company, (ii) the Merger Sub has been merged with and into New Plan, with New Plan surviving as a wholly owned subsidiary of the Company, (iii) Excel and New Plan have filed Articles of Merger and a Certificate of Amendment and Merger (the collectively, "Merger Certificates") with the appropriate authorities in the State of Maryland and Commonwealth of Massachusetts to effect the merger contemplated by the Merger Agreement (the "Merger"), and (iv) pursuant to the Merger, Excel has changed its name to "New Plan Excel Realty Trust, Inc.," all as more particularly described in the Merger Agreement and the Proxy Statement. The Company hereby further represents that as of the date hereof, the copies of the Merger Certificates attached hereto as Exhibit 1 are true and correct copies thereof, and to the best knowledge of the Company there is no Default or Event of Default under the Credit Agreement. New Plan represents to the Agent, the Lenders and the Company that as of the date hereof there is no Default or Event of Default under the Credit Agreement.

      2. Assumption. The Company hereby assumes all of the obligations of New Plan under the Credit Agreement and the other Loan Documents and agrees to be bound by all of the terms and provisions thereof as the Borrower thereunder, and agrees that it is, and shall continue to be, liable for all of the obligations of New Plan under the Credit Agreement and the other Loan Documents. The Company has no right of set off, claim or counterclaim under the Credit Agreement or any such Loan Documents.

      3. Commitments of the Lenders. The Lenders agree that each of their Commitments under the Credit Agreement continues to be in full force and effect. The Agent confirms (for the benefit of the Company, without waiving any of its rights) that as of the date hereof, it has not issued a written notice of default to New Plan with respect to its obligations under the Credit Agreement. The Company acknowledges and agrees that all conditions to the obligations of the Lenders to make Loans under their respective Commitments are unchanged and continue as conditions precedent to the obligations of the Lenders to make any Loans.

      4. Substitution. The parties hereto agree that the Company is hereby substituted for New Plan as the Borrower under the Credit Agreement, and that, effective as of the Effective Time, New Plan shall cease to be a borrower under the Credit Agreement and shall have no further rights under the Credit Agreement or the other Loan Documents, (but New Plan shall be obligated under the Guaranty for all



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obligations of the Company as the Borrower under the Credit Agreement and the other Loan Documents).

      5. Credit Agreement Schedules. The Credit Agreement is hereby amended to delete therefrom Schedules 4.1, 4.5, 4.12, 8.3 and 8.4 and substitute in their place the new Schedules 4.1, 4.5, 4.12, 8.3 and 8.4 attached hereto.

      6. Successors and Assigns. This Assumption Agreement shall inure to the benefit of the Agent, each of the Lenders, the Company and New Plan and their successors and assigns, except that neither the Company nor New Plan may assign, delegate or transfer any of its rights or obligations under this Assumption Agreement, of any other Loan Document without the prior written consent of the Agent and each Lender.

      7. WAIVER OF TRIAL BY JURY. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. FURTHER, THE PARTIES HERETO HEREBY CERTIFY THAT NO REPRESENTATIVE OF THE AGENT OR ANY LENDER, OR COUNSEL TO THE AGENT OR ANY LENDER, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR SUCH LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS PROVISION. THE PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT TO THE AGENT AND THE LENDERS TO ACCEPT THIS AGREEMENT.

      8. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed, enforced, and interpreted according to the laws of the State of New York applicable to contracts made in and performed in the State of New York.

      9. Fees and Expenses. The Company and New Plan agree to pay the reasonable out of pocket fees and expenses of the Agent (including the fees of counsel to the Agent) in connection with the preparation, negotiation and execution of this Agreement.

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      10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Agent.

      11. Trust Limitation. This Agreement and all documents, agreements, understandings and arrangements relating to this transaction have been negotiated, executed and delivered on behalf of New Plan by the trustees or officers thereof in their representative capacity under the Declaration of Trust, and not individually, and bind only the trust estate of New Plan, and no trustee, officer, employee, agent or shareholder of New Plan shall be bound or held to any personal liability or responsibility in connection with the agreements, obligations and undertakings of New Plan hereunder, and any person or entity dealing with New Plan in connection therewith shall look only to the trust estate for the payment of any claim or for the performance of any agreement, obligation or undertaking thereunder. The Agent and each Lender hereby acknowledge and agree that each agreement and other document executed by New Plan in accordance with or in respect of this transaction shall be deemed and treated to include in all respects and for all purposes the foregoing exculpatory provision.


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            IN WITNESS WHEREOF, the parties hereto have executed this Assumption
Agreement as of the day and year first set forth above.

                                    NEW PLAN EXCEL REALTY
                                       TRUST, INC.

                                    By: /s/ DEAN BERNSTEIN
                                        ------------------------
                                        Name:  Dean Bernstein
                                        Title: Senior Vice President


                                    THE BANK OF NEW YORK

                                    As Agent and a Lender

                                    By: /s/ ANDREA STUART
                                        ------------------------
                                        Andrea Stuart
                                        Vice President


                                    FLEET NATIONAL BANK

                                       as a Lender

                                    By: /s/ THOMAS T. HANOLD
                                        ------------------------
                                        Name:  Thomas T. Hanold
                                        Title: Vice President




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                                    BANK HAPOALIM, B.M.

                                       as a Lender

                                    By: /s/ SHAUN BREIDBART
                                        ------------------------
                                        Name:  Shaun Breidbart
                                        Title: Vice President

                                    By: /s/ CONRAD WAGNER
                                        ------------------------
                                        Name:  Conrad Wagner
                                        Title: First Vice President



                                    NEW PLAN REALTY TRUST

                                        As withdrawing Borrower

                                    By: /s/ DEAN BERNSTEIN
                                        ------------------------
                                        Name:  Dean Bernstein
                                        Title: Senior Vice President